Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Employees' 401(k) Savings and Investment Plan
Fair Value Measurements
Fair Value Measurements

3. Fair Value Measurements

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, the following hierarchy prioritizes the inputs to valuation methodologies used to measure fair value:

Level 1 –     Observable inputs based on quoted prices in active markets for identical assets or liabilities.

Level 2 –

Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 –	Unobservable inputs in which there is little or no market data available, which requires management to develop its own assumptions in pricing the asset or liability.

The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level input that is significant to the fair value measure in its entirety.

Following is a description of the valuation techniques and inputs used for assets measured at fair value as of December 31, 2025, and 2024:

Mutual Funds – The mutual funds are valued at the daily closing price as reported by the fund. Mutual funds held by the Plan are open-end mutual funds that are registered with the SEC. These funds are required to publish their daily net asset value (“NAV”) and to transact at that price. The mutual funds held by the Plan are deemed to be actively traded.

Saga Common Stock– The Saga common stock is the Company’s Class A common stock valued at the closing price reported on the NASDAQ exchange.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes the Plan’s valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair market value of certain financial instruments could result in a different fair value measurement result at the reporting date.

The following tables set forth by level, within the fair value hierarchy, the Plan’s assets carried at fair value.

	Assets at Fair Value as of December 31, 2025
	Level 1	Level 2	Level 3	Total

Mutual Funds	$34,127,309	$—	$—	$34,127,309
Saga Common Stock	1,957,750	—	—	1,957,750
Investments at fair value	$36,085,059	$—	$—	$36,085,059

	Assets at Fair Value as of December 31, 2024
	Level 1	Level 2	Level 3	Total

Mutual Funds	$32,481,982	$—	$—	$32,481,982
Saga Common Stock	1,749,174	—	—	1,749,174
Investments at fair value	$34,231,156	$—	$—	$34,231,156